UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 18, 2005

Alamosa Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32357	75-2890997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5225 S. Loop 289, Lubbock, Texas, 79424

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (806) 722-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition of Assets.

On February 15, 2005, Alamosa Holdings, Inc., a Delaware corporation ("Alamosa"), completed its acquisition of AirGate PCS, Inc., a Delaware corporation ("AirGate"), pursuant to the terms of an Agreement and Plan of Merger (the "Merger Agreement"), dated as of December 7, 2004, by and among Alamosa, A-Co Merger Sub, Inc., a wholly-owned subsidiary of Alamosa ("Merger Sub"), and AirGate.

AirGate is the PCS Affiliate of Sprint with the right to sell wireless mobility communications network products and services under the Sprint brand in territories within three states located in the Southeastern United States. The territories include over 7.4 million residents in key markets such as Charleston, Columbia, and Greenville-Spartanburg, South Carolina; Augusta and Savannah, Georgia; and Asheville, Wilmington and the Outer Banks of North Carolina.

Pursuant to the Merger Agreement, AirGate merged (the "Merger") with and into Merger Sub, with Merger Sub surviving. As a result of the Merger, Alamosa will issue approximately 26 million shares of Alamosa common stock and pay an aggregate of $100 million in cash to former AirGate shareholders.

The preceding is qualified in its entirety by reference to the Merger Agreement and the press release announcing the closing of the Merger, which are attached as Exhibits 2.1 and 99.1, respectively, to this Form 8-K, and are incorporated by reference herein.

Item 2.03    Creation of a Direct Financial Obligation.

In connection with the Merger, on February 15, 2005, Merger Sub, pursuant to supplemental indentures, which are attached as Exhibits 4.3 and 4.6, respectively, to this Form 8-K, and are incorporated by reference herein, assumed the following obligations of AirGate:

•	$159,034,600 of 9-3/8% Senior Subordinated Secured Notes due 2009, which AirGate originally issued on February 20, 2004; and

•	$175,000,000 of First Priority Senior Secured Floating Rate Notes due 2011, which AirGate originally issued on October 25, 2004.

The information under the caption "Description of the Notes" in the Registration Statement on Form S-3/A filed by AirGate with the U.S. Securities and Exchange Commission on February 20, 2004 (File No. 333-112843), and the information under the caption "Item 1.01. Entry into a Material Definitive Agreement" in the Current Report on Form 8-K of AirGate filed with the U.S. Securities and Exchange Commission on October 29, 2004 (File No. 000-27455), are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired

The financial statements required by this item are not being filed herewith. To the extent information is required by this item, they will be filed with the U.S. Securities and Exchange Commission by amendment as soon as practicable, but no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)     Pro Forma Financial Information

The pro forma financial information required by this item is not being filed herewith. To the extent information is required by this item, they will be filed with the U.S. Securities and Exchange Commission by amendment as soon as practicable, but no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(c)    Exhibits.

Exhibit Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of December 7, 2004, by and among Alamosa, Merger Sub, and AirGate (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-16793) filed by Alamosa on December 9, 2004).
Exhibit 4.1	Indenture, dated as of February 20, 2004, by and among AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by AirGate on February 26, 2004 (File No. 000-27455)).
Exhibit 4.2	First Supplemental Indenture, dated as of January 25, 2005, to the Indenture dated as of February 20, 2004, by and among AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York.
Exhibit 4.3	Second Supplemental Indenture, dated as of February 15, 2005, to the Indenture dated as of February 20, 2004, by and among Merger Sub, AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York.
Exhibit 4.4	Indenture, dated as of October 25, 2004, by and among AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by AirGate on October 29, 2004, File No. 000-27455).
Exhibit 4.5	First Supplemental Indenture, dated as of January 25, 2005, to the Indenture dated as of October 25, 2004, by and among AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York Trust Company, N.A.
Exhibit 4.6	Second Supplemental Indenture, dated as of February 15, 2005, to the Indenture dated as of October 25, 2004, by and among Merger Sub, AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York Trust Company, N.A.
Exhibit 99.1	Press Release issued by Alamosa on February 15, 2005.
Exhibit 99.2	The information under the caption "Description of the Notes" in the Registration Statement on Form S-3/A filed by AirGate with the U.S. Securities and Exchange Commission on February 20, 2004 (File No. 333-112843).
Exhibit 99.3	The information under the caption "Item 1.01. Entry into a Material Definitive Agreement" in the Current Report on Form 8-K of AirGate filed with the U. S. Securities and Exchange Commission on October 29, 2004 (File No. 000-27455).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2005

ALAMOSA HOLDINGS, INC.
By: /s/ Kendall W. Cowan

Kendall W. Cowan Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of December 7, 2004, by and among Alamosa, Merger Sub, and AirGate (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-16793) filed by Alamosa on December 9, 2004).
Exhibit 4.1	Indenture, dated as of February 20, 2004, by and among AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by AirGate on February 26, 2004 (File No. 000-27455)).
Exhibit 4.2	First Supplemental Indenture, dated as of January 25, 2005, to the Indenture dated as of February 20, 2004, by and among AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York.
Exhibit 4.3	Second Supplemental Indenture, dated as of February 15, 2005, to the Indenture dated as of February 20, 2004, by and among Merger Sub, AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York.
Exhibit 4.4	Indenture, dated as of October 25, 2004, by and among AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by AirGate on October 29, 2004, File No. 000-27455).
Exhibit 4.5	First Supplemental Indenture, dated as of January 25, 2005, to the Indenture dated as of October 25, 2004, by and among AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York Trust Company, N.A.
Exhibit 4.6	Second Supplemental Indenture, dated as of February 15, 2005, to the Indenture dated as of October 25, 2004, by and among Merger Sub, AirGate, AGW Leasing Company, Inc., AirGate Network Services, LLC, AirGate Service Company, Inc., and The Bank of New York Trust Company, N.A.
Exhibit 99.1	Press Release issued by Alamosa on February 15, 2005.
Exhibit 99.2	The information under the caption "Description of the Notes" in the Registration Statement on Form S-3/A filed by AirGate with the U.S. Securities and Exchange Commission on February 20, 2004 (File No. 333-112843).
Exhibit 99.3	The information under the caption "Item 1.01. Entry into a Material Definitive Agreement" in the Current Report on Form 8-K of AirGate filed with the U. S. Securities and Exchange Commission on October 29, 2004 (File No. 000-27455).